SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                  ___________________________________________



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 1994

                  ___________________________________________


                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


Delaware                            1-9786                  04-2925809
(State or other jurisdiction     (Commission          (I.R.S. Employer
of incorporation or              File Number)           Identification
organization)                                                  Number)


504 Airport Road
Post Office Box 2108
Santa Fe, New Mexico                                        87504-2108
(Address of principal executive offices)                    (Zip Code)


                                                        (617) 622-1000
                                        (Registrant's telephone number
                                                  including area code)
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                                                                   FORM 8-K



Item 5.  Other Events
         ------------

  On January 31, 1994 Thermo Instrument Systems Inc. (the "Company") announced its intention to acquire the EnviroTech Controls, Noran Instruments, TN Technologies and Tremetrics businesses, which constitute several of the businesses of the EnviroTech Measurements & Controls group of Baker Hughes Incorporated. A copy of the Company's press release containing this announcement is attached hereto as Exhibit 20.















































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                                                                   FORM 8-K



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c) Exhibits

               20 Press Release of Thermo Instrument Systems Inc. announcing the intention to acquire several of the businesses of the EnviroTech Measurements & Controls group of Baker Hughes Incorporated.



















































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                                                                   FORM 8-K




                                   SIGNATURES
                                   ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 2nd day of February 1994.



                                      THERMO INSTRUMENT SYSTEMS INC.


                                      Paul F. Kelleher
                                      ------------------------------
                                      Paul F. Kelleher
                                      Chief Accounting Officer







































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